Oppenheimer Value Fund

Supplement dated November 13, 2008 to the
Prospectus dated February 1, 2008

This supplement amends the Prospectus of Oppenheimer Value Fund (the "Fund") dated February 1, 2008 and replaces the supplements dated April 28, 2008 and July 1, 2008.

1.     Effective January 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 14 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Mitch Williams and John Damian, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Williams and Mr. Damian have been portfolio managers of the Fund since January 2009.

Mr. Williams, CFA, has been a Vice President of the Manager since July 2006 and was a Senior Research Analyst of the Manager since April 2002. He was a Research Analyst for Evergreen Funds from October 2000 to January 2002 and a Senior Research Associate with Credit Suisse First Boston from November 1999 to May 2000. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Damian has been a Vice President of the Manager since September 2001. He was a Senior Analyst/Director for Citigroup Asset Management from November 1999 through September 2001 and Senior Research Analyst for Pzena Investment Management from October 1997 through November 1999. Mr. Damian is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

2.     In the section titled “Distribution and Service (12b-1) Plans - Distribution and Service Plans for Class B, Class C, and Class N Shares” on page 26, the fourth paragraph is deleted in its entirety and is replaced by the following:

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

3.     The address information following the bullet points at the bottom of page 31 in the section titled “How to Sell Shares – How Do You Sell Shares by Mail?” is deleted in its entirety and is replaced by the following:

Use the following address for requests by mail:
OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217
Use the following addresses for courier or express mail requests:
OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

4.     The following is added to the Fund's prospectus:

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are permitted to purchase Class Y shares of the Fund.

November 13, 2008

PS0375.027